UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 21, 2005

ROCK OF AGES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-29464 (Commission File Number)	03-0153200 (I.R.S. Employer Identification Number)

 772 Graniteville Road, Graniteville Vermont   05654
    (Address of principal executive offices)    (Zip Code)

 (802) 476-3121
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ROCK OF AGES CORPORATION

FORM 8-K

Item 7.01	Regulation FD Disclosure

As previously announced in a press release issued on April 12, 2005, which is attached hereto as Exhibit 99.1 and incorporated herein by reference, on April 21, 2005, Kurt M. Swenson, Chairman and CEO, and Rick Wrabel, President and COO/Memorials Division of Rock of Ages Corporation, will make a presentation to investors at the 2005 Merrill Lynch Deathcare Investor Conference at the Merrill Lynch Midtown Conference Center in New York City. As stated in the April 12th press release, a simultaneous webcast of the 45 minute presentation will be available, upon registration, through the Audio Presentations link at http://www.Rockofages.com/investor, and the webcast will be available for replay no later than April 22, 2005 at 10:30 a.m. EST at this same Internet address for 14 days. The investor presentation materials are attached hereto as Exhibit 99.2 and incorporated herein by reference. Additional presentation material is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

	Exhibit Number	Description

	99.1	Press release dated April 12, 2005.

	99.2	Investor presentation materials.

	99.3	Additional presentation material.

 ROCK OF AGES CORPORATION

FORM 8-K

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK OF AGES CORPORATION

Dated: April 21, 2005	By: /s/Michael B. Tule Michael B. Tule Senior Vice President/General Counsel

 Exhibit Index

Number	Description

99.1	Press release dated April 12, 2005.

99.2	Investor presentation materials.

99.3	Additional presentation material.